As filed with the Securities and Exchange Commission on or about April 30, 2004

                                       Securities Act Registration No. 33-45321
                               Investment Company Act Registration No. 811-6553

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [   ]
         Pre-Effective Amendment No.                                     [   ]
                                     ------
         Post-Effective Amendment No.   33                               [ X ]
                                      -------
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [   ]
         Amendment No.   34                                              [ X ]
                       -------
                        (Check appropriate box or boxes)

                      STRONG VARIABLE INSURANCE FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

         100 Heritage Reserve
     Menomonee Falls, Wisconsin                                         53051
(Address of Principal Executive Offices)                             (Zip Code)
       Registrant's Telephone Number, including Area Code: (414) 359-3400
                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)

         It  is  proposed  that  this  filing  will  become   effective   (check
appropriate box):

[    ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X  ] on May 1, 2004 pursuant to paragraph (b) of Rule 485
[    ] 60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
[    ] on (date) pursuant to paragraph (a)(1) of Rule 485
[    ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[    ] on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Investor Class]

STRONG
DISCOVERY FUND II


PROSPECTUS o  May 1,  2004



Shares of the Fund are only offered and sold to the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus of the separate account of the specific insurance product that preceded or accompanies this prospectus.

































AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS

What is the Fund's objective?.....................................................................................1

What are the Fund's principal investment strategies?..............................................................1

What are the main risks of investing in the Fund?.................................................................1

What are the Fund's fees and expenses?............................................................................3

Who are the Fund's investment advisor and portfolio managers?.....................................................3


Other Important Information You Should Know...................................................................... 4

Legal and Regulatory Matters......................................................................................4

Initial Public Offerings..........................................................................................4

Percentage Restrictions.......................................................................................... 5

Financial Highlights............................................................................................. 5

Variable Annuity and Variable Life Insurance Contracts........................................................... 5

Share Price...................................................................................................... 5

Buying Shares.................................................................................................... 6

Selling Shares................................................................................................... 6

Additional Policies.............................................................................................. 6

Distribution and Tax Policies.................................................................................... 6

Reserved Rights.................................................................................................. 7


For More Information.....................................................................................Back Cover


IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

WHAT IS THE FUND'S OBJECTIVE?

The STRONG DISCOVERY FUND II seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The DISCOVERY FUND II invests, under normal conditions, in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors. In addition, the Fund may utilize an active trading approach. The managers may sell a holding if its growth potential or fundamental qualities change.


The managers may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The Fund's major risks are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

ACTIVE TRADING RISK: An active trading approach may increase the Fund's costs and reduce the Fund's performance.


GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.


NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: Returns in a particular economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.


SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.


FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares of the Fund are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.


FUND PERFORMANCE

The following return information illustrates how the performance of the Fund's shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns, which reflect Fund expenses, compare with the returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment.


Please keep in mind that the past performance of the Fund does not represent how the Fund will perform in the future. The return information includes the effect of deducting the Fund's expenses, but does not include charges and expenses attributable to any insurance product. If those charges and expenses were included, the performance would have been lower. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

------------------------------
   Year       Discovery II
------------------------------

    1994       - 5.39%
------------------------------
   1995          35.26%
------------------------------
   1996           0.81%
------------------------------
   1997          11.39%
------------------------------
   1998           7.26%
------------------------------
   1999           5.09%
------------------------------
   2000           4.39%
------------------------------
   2001           4.08%
------------------------------
   2002        - 12.02%
------------------------------
   2003           39.43%

------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)


Best quarter return:  26.02% (4th Q 1999)
Worst quarter return: - 19.21% (3rd Q 2001)

AVERAGE ANNUAL TOTAL RETURNS


                                                     AS OF 12-31- 03
--------------------------------------------------------- ------------- ------------- ------------- -----------------
                                                                                                     SINCE FUND
 FUND/INDEX                                                 1- YEAR      5- YEAR     10- YEAR        INCEPTION(1)
--------------------------------------------------------- ------------- ------------- ------------- -----------------
 DISCOVERY II                                                39.43%       6.97%         8.00%           9.47%
--------------------------------------------------------- ------------- ------------- ------------- -----------------
 Russell 2000(R)Index (reflects no deduction for fees,       47.25%       7.13%         9.47%          10.92%
 expenses, or taxes)(2)
--------------------------------------------------------- ------------- ------------- ------------- -----------------
 Lipper Mid-Cap Core Funds Index (reflects no deduction      36.58%       7.89%         10.95%          12.13%
 for fees, expenses, or taxes)(3)
--------------------------------------------------------- ------------- ------------- ------------- -----------------


(1)  THE FUND COMMENCED OPERATIONS ON MAY 8, 1992.
(2) THE RUSSELL 2000(R) INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.
(3) THE LIPPER MID-CAP CORE FUNDS INDEX IS THE AVERAGE OF THE 30 LARGEST FUNDS IN THE LIPPER MID-CAP CORE FUNDS CATEGORY.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.

The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during the Fund's fiscal period ended December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Investor Class shares of the Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


MANAGEMENT FEES    OTHER       TOTAL ANNUAL
                   EXPENSES    OPERATING EXPENSES
------------------ ----------- --------------------

1.00%                0.24%    1.24%(1)


(1)THE FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT THESE CREDITS AND VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. AFTER GIVING EFFECT TO THESE CREDITS AND WITH WAIVERS AND/OR ABSORPTIONS, TOTAL ANNUAL OPERATING EXPENSES WERE 1.13%. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1  YEAR         3 YEARS      5 YEARS       10 YEARS
---------------- ------------ ------------- ------------
$126             $393         $681          $1,500


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


The following individuals are the Fund's portfolio managers.


THOMAS J. PENCE, CFA, co-manages the Fund. Mr. Pence joined Strong as a Portfolio Manager in October 2000 and has earned the right to use the Chartered Financial Analyst(R) designation. He has managed or co-managed the Fund since July 2001. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax-exempt equity separate accounts and was named chief equity investment officer in 1998. Mr. Pence received his bachelor's degree in business from Indiana University in 1983 and his master's of business administration degree in finance from the University of Notre Dame in 1986.


JAMES M. LEACH, CFA, co-manages the Fund. Mr. Leach joined Strong in October 2000 and has earned the right to use the Chartered Financial Analyst designation. He has co-managed the Fund since October 2003. From October 2000 to September 2003, Mr. Leach was a portfolio manager for institutional mid-cap equity accounts. From April 1999 to October 2000, he was responsible for assisting in the portfolio management and research effort for Conseco Capital Management's equity portfolios. Prior to joining Conseco, Mr. Leach was a vice president and equity analyst at Bankers Trust in New York. Mr. Leach received his bachelor's degree in mechanical engineering from the University of California at Santa Barbara in 1990 and his master's of business administration degree in finance from New York University's Stern School of Business in 1995.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of
Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles, and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.

INITIAL PUBLIC OFFERINGS


The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

FINANCIAL HIGHLIGHTS


This information describes the performance of the shares of the Fund for the periods shown. Certain information reflects financial results for a single fund share outstanding for the entire period. "Total Return" shows how much an investment in the shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


STRONG DISCOVERY FUND II - INVESTOR CLASS
------------------------------------------------------------------------------



                                                 Dec. 31,      Dec. 31,      Dec. 31,       Dec.31,     Dec. 31,
Selected Per-Share Data (a)                        2003         2002          2001          2000          1999

Net Asset Value, Beginning of Period              $   9.08    $    10.32   $    11.88    $    11.38    $    12.72
Income From Investment Operations:
   Net Investment Income (Loss)                      (0.04)        (0.01)       (0.02)         0.08         (0.05)
    Net Realized and Unrealized Gains
      (Losses) on Investments                         3.62         (1.23)        0.63          0.42          0.36
--------------------------------------------------------------------------------------------------------------------
     Total From Investment Operations                 3.58         (1.24)        0.61          0.50          0.31
  Less Distributions:
   From Net Investment Income                           --            --        (0.08)           --            --
    From Net Realized Gains                             --            --        (2.09)           --         (1.65)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 --            --        (2.17)           --         (1.65)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  12.66    $     9.08   $    10.32    $    11.88    $    11.38
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
   Total Return                                       +39.4%        -12.0%        +4.1%         +4.4%         +5.1%
    Net Assets, End of Period (In Millions)       $   94           $ 85         $ 121          $136         $   152
   Ratio of Expenses to Average Net Assets                                         1.2%
      Before Expense Offsets                            1.2%          1.2%                       1.3%         1.2%
   Ratio of Expenses to Average Net Assets             1.1%           1.2%         1.2%          1.2%          1.1%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets                              (0.4)%         (0.1)%       (0.2)%         0.6%         (0.4)%
   Portfolio Turnover Rate                            292.6%        416.6%       502.8%        479.6%        234.5%

---------------------------------------------------------------------------------------------------------------


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS

The Fund is designed as an investment vehicle for variable annuity and variable life insurance contracts funded by separate accounts of certain insurance companies. The Fund may sell its shares to the separate accounts of various insurance companies, which are not affiliated with each other, for the purpose of funding variable annuity and variable life insurance contracts. The Fund currently does not foresee any disadvantages to contract owners arising out of the fact that it offers its shares to separate accounts of various insurance companies, which are not affiliated with each other, to serve as an investment medium for their variable products. However, it is theoretically possible that the interests of owners of various contracts participating in the Fund through the separate accounts might, at some time, be in conflict. The Fund's Board of Directors, however, will monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the Fund, and shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell Fund shares to any separate account or may suspend or terminate the offering of Fund shares if this is required by law or regulatory authority or is in the best interest of the Fund's shareholders.

SHARE PRICE

Your price for buying or selling shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.

FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


((Side Box))
---------------------------------------------------------------

We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

---------------------------------------------------------------

FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate the Fund's NAV, including movements of the domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


BUYING SHARES

Only separate accounts established and maintained by insurance companies for purposes of funding variable annuity and variable life insurance contracts may invest in the Fund. On April 6, 2001, the Fund was closed to new participation agreements. For instructions on how to direct a separate account to purchase shares in the Fund, please refer to the prospectus of the insurance company's separate account. The Fund does not impose any sales charge or 12b-1 fee. Sales charges may apply to the variable annuity or variable life insurance contract, which should be described in the prospectus of the insurance company's separate account. The Fund may decline to accept a purchase order upon receipt when, in our judgment, it would not be in the best interest of the existing shareholders to accept the order. Shares of the Fund will be sold at the NAV next determined after receipt by the Fund of a purchase order in proper form placed by an insurance company investing in the Fund.


SELLING SHARES

Shares of the Fund may be redeemed on any day NAV is calculated. The price received upon redemption will be the NAV next determined after the redemption request in proper form is received by the Fund. Contract owners should refer to the withdrawal or surrender instructions in the prospectus of the separate account for instructions on how to redeem shares. Once the redemption request is received in proper form, the Fund will ordinarily forward payment to the separate account no later than seven days after receipt.


ADDITIONAL POLICIES



SHORT-TERM TRADING
The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares are held in omnibus accounts maintained by insurance companies. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.

If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


DISTRIBUTION AND TAX POLICIES


To the extent they are available, the Fund generally pays you dividends from net investment income and distributes any net realized capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


For information regarding tax implications for owners of variable annuity or variable life insurance contracts investing in the Fund, please refer to the prospectus of your insurance company's separate account.


RESERVED RIGHTS

We reserve the right to:


o    Reject any purchase request for any reason.

o    Delay sending out redemption proceeds for up to seven days.


o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.


o Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-800-368-1683                                       1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   service@Strong.com
Strong Funds: www.Strong.com
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.


*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY SENDING AN E-MAIL REQUEST TO: PUBLICINFO@SEC.GOV.



Strong Discovery Fund II, a series of Strong Variable Insurance Funds, Inc., SEC file number: 811-06553

















RT43461 05-04                                                     WH3240 05- 04




[Investor Class]

STRONG
MID CAP GROWTH FUND II


PROSPECTUS o  May 1,  2004



Shares of the Fund are only offered and sold to the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus of the separate account of the specific insurance product that preceded or accompanies this prospectus.



































AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS


What is the Fund's objective?.....................................................................................1

What are the Fund's principal investment strategies?..............................................................1

What are the main risks of investing in the Fund?.................................................................1

What are the Fund's fees and expenses?............................................................................3


Who are the Fund's investment advisor and portfolio  manager?.....................................................3

Other Important Information You Should Know...................................................................... 4

Legal and Regulatory Matters......................................................................................4

Initial Public Offerings..........................................................................................5

Percentage Restrictions.......................................................................................... 5

Financial Highlights............................................................................................. 5

Variable Annuity and Variable Life Insurance Contracts........................................................... 6

Share Price...................................................................................................... 6

Buying Shares.................................................................................................... 6

Selling Shares................................................................................................... 6

Additional Policies.............................................................................................. 7

Distribution and Tax Policies.................................................................................... 7

Reserved Rights.................................................................................................. 7


For More Information.....................................................................................Back Cover




IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

WHAT IS THE FUND'S OBJECTIVE?

The STRONG MID CAP GROWTH FUND II seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The MID CAP GROWTH FUND II invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund's manager believes have favorable prospects for above average and sustainable growth of earnings and/or revenue. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment. Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may sell a holding when there is, among other things, a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

The manager may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The Fund's major risks are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

ACTIVE TRADING RISK: An active trading approach may increase the Fund's costs and reduce the Fund's performance.


DERIVATIVES RISK: The Fund uses derivatives (including futures and options ) for hedging and other non-speculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information

GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.


NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: Returns in a particular economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.


SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.


FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares of the Fund are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.


FUND PERFORMANCE

The following return information illustrates how the performance of the Fund's shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns, which reflect Fund expenses, compare with the returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment.


Please keep in mind that the past performance of the Fund does not represent how the Fund will perform in the future. The return information includes the effect of deducting the Fund's expenses, but does not include charges and expenses attributable to any insurance product. If those charges and expenses were included, the performance would have been lower. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
---------------------------
               Mid Cap
   Year       Growth II
---------------------------

   1997         29.75%
---------------------------
   1998         28.68%
---------------------------
   1999         89.88%
---------------------------
   2000       - 14.84%
---------------------------
   2001       - 30.77%
---------------------------
   2002       - 37.55%
---------------------------
   2003         34.21%

---------------------------


The Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)


Best quarter return:  44.41% (4th Q 1999)
Worst quarter return: - 33.40% (3rd Q 2001)


AVERAGE ANNUAL TOTAL RETURNS

                                            AS OF 12-31- 03
-------------------------------------------------- ---------- ----------- -----------------------
 FUND/INDEX                                        1- YEAR    5- YEAR      SINCE FUND
                                                                           INCEPTION(1)

-------------------------------------------------- ---------- ----------- -----------------------
 MID CAP GROWTH II                                  34.21%     -1.26%          6.62%
-------------------------------------------------- ---------- ----------- -----------------------
Russell Midcap(R)Index (reflects no deduction       40.06%      7.23%         10.52%
 for fees, expenses, or taxes)(2)
-------------------------------------------------- ---------- ----------- -----------------------
Lipper  Mid-Cap Growth Funds Index (reflects        35.42%      2.18%          4.91%
 no deduction for fees, expenses, or taxes)(3)
-------------------------------------------------- ---------- ----------- -----------------------


(1)  THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 1996.

(2) THE RUSSELL MIDCAP(R) INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX.
(3) THE LIPPER MID-CAP GROWTH FUNDS INDEX IS THE AVERAGE OF THE 30 LARGEST FUNDS IN THE LIPPER MID-CAP GROWTH FUNDS CATEGORY.


From time to time, the Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.

The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during the Fund's fiscal period ended December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Investor Class shares of the Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


MANAGEMENT FEES    OTHER       TOTAL ANNUAL
                   EXPENSES    OPERATING EXPENSES
------------------ ----------- --------------------

0.75%(1)             0.71%    1.46%(2)


(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) THE FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT THESE CREDITS OR OUR VOLUNTARY WAIVERS OF FEES AND/OR EXPENSE ABSORPTIONS. AFTER GIVING EFFECT TO THESE CREDITS AND WITH WAIVERS AND/OR ABSORPTIONS, TOTAL ANNUAL OPERATING EXPENSES WERE 1.18%. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1  YEAR         3 YEARS      5 YEARS       10 YEARS

---------------- ------------ ------------- ------------

$149             $462         $797          $1,746

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO  MANAGER?

Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the Fund's average daily net asset value.


                                                       CURRENT ANNUAL
AVERAGE DAILY NET ASSETS                             MANAGEMENT FEE RATE
--------------------------------------------- ----------------------------------

For  assets under $4  billion                             0.75%
For the  next $2  billion in  assets                      0.725%
For  assets $6  billion and  above                        0.70%

The following individual is the Fund's portfolio manager.

BRANDON M. NELSON , CFA, manages the Fund. Mr. Nelson joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst(R) designation. He has managed or co-managed the Fund since March 2003. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Since October 2000, he has been a manager for equity accounts. Mr. Nelson received a bachelor's degree in business administration from the University of Wisconsin-Madison in 1994, a master's of science degree in finance from the University of Wisconsin-Madison in 1996, and was selected to participate in the Applied Security Analysis Program.



OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of
Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.

INITIAL PUBLIC OFFERINGS


The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Fund has adopted a non-fundamental policy to provide 60-days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.


FINANCIAL HIGHLIGHTS


This information describes the performance of the shares of the Fund for the periods shown. Certain information reflects financial results for a single Fund share outstanding for the entire period. "Total Return" shows how much an investment in the shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


STRONG MID CAP GROWTH FUND II - INVESTOR CLASS
-------------------------------------------------------------------------------



                                           Dec. 31,       Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,
Selected Per-Share Data(a)                   2003          2002         2001        2000         1999
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   10.23 $     16.38  $     23.66 $     30.37  $     16.02
Income From Investment Operations:
    Net Investment Income (Loss)                (0.12)      (0.12)       (0.15)      (0.16)       (0.02)
     Net Realized and Unrealized Gains
       (Losses) on Investments                   3.62       (6.03)       (7.13)      (4.51)       14.40
--------------------------------------------------------------------------------------------------------
      Total From Investment Operations           3.50       (6.15)       (7.28)      (4.67)       14.38
  Less Distributions:
    From Net  Realized Gains                      --          --           --        (2.04)       (0.03)
    Total Distributions                           --          --           --        (2.04)       (0.03)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   13.73 $     10.23  $     16.38 $     23.66  $     30.37
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
    Total Return                                +34.2%       -37.6%       -30.8%      -14.8%       +89.9%
     Net Assets, End of Period (In
       Thousands)                           $218,529       $ 171,936    $ 322,726   $ 530,877     $ 323,884
    Ratio of Expenses to Average Net
       Assets Before Expense Offsets             1.5%        1.5%          1.4%      1.2%          1.2%
      Ratio of Expenses to Average Net
       Assets                                    1.2%        1.2%          1.2%      1.2%          1.1%
    Ratio of Net Investment Income
       (Loss) to Average Net Assets             (0.8%)      (0.9%)        (0.7%)    (0.7%)        (0.2%)
     Portfolio Turnover Rate                   261.4%      521.8%        628.5%    601.4%        647.7%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS

The Fund is designed as an investment vehicle for variable annuity and variable life insurance contracts funded by separate accounts of certain insurance companies. The Fund may sell its shares to the separate accounts of various insurance companies, which are not affiliated with each other, for the purpose of funding variable annuity and variable life insurance contracts. The Fund currently does not foresee any disadvantages to contract owners arising out of the fact that it offers its shares to separate accounts of various insurance companies, which are not affiliated with each other, to serve as an investment medium for their variable products. However, it is theoretically possible that the interests of owners of various contracts participating in the Fund through the separate accounts might, at some time, be in conflict. The Fund's Board of Directors, however, will monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the Fund, and shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell Fund shares to any separate account or may suspend or terminate the offering of Fund shares if this is required by law or regulatory authority or is in the best interest of the Fund's shareholders.


SHARE PRICE

Your price for buying or selling shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.

FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


((Side Box))
---------------------------------------------------------------

We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

---------------------------------------------------------------

FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate the Fund's NAV, including movements of the domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


BUYING SHARES

Only separate accounts established and maintained by insurance companies for purposes of funding variable annuity and variable life insurance contracts may invest in the Fund. For instructions on how to direct a separate account to purchase shares in the Fund, please refer to the prospectus of the insurance company's separate account. The Fund does not impose any sales charge or 12b-1 fee. Sales charges may apply to the variable annuity or variable life insurance contract, which should be described in the prospectus of the insurance company's separate account. The Fund may decline to accept a purchase order upon receipt when, in our judgment, it would not be in the best interest of the existing shareholders to accept the order. Shares of the Fund will be sold at the NAV next determined after receipt by the Fund of a purchase order in proper form placed by an insurance company investing in the Fund.


SELLING SHARES

Shares of the Fund may be redeemed on any day NAV is calculated. The price received upon redemption will be the NAV next determined after the redemption request in proper form is received by the Fund. Contract owners should refer to the withdrawal or surrender instructions in the prospectus of the separate account for instructions on how to redeem shares. Once the redemption request is received in proper form, the Fund will ordinarily forward payment to the separate account no later than seven days after receipt.


ADDITIONAL POLICIES



SHORT-TERM TRADING
The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares are held in omnibus accounts maintained by insurance companies. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.

If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


DISTRIBUTION AND TAX POLICIES


To the extent they are available, the Fund generally pays you dividends from net investment income and distributes any net realized capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


For information regarding tax implications for owners of variable annuity or variable life insurance contracts investing in the Fund, please refer to the prospectus of your insurance company's separate account.


RESERVED RIGHTS

We reserve the right to:


o    Reject any purchase request for any reason.

o    Delay sending out redemption proceeds for up to seven days.


o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.


o Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-800-368-1683                                       1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   service@Strong.com
Strong Funds: www.Strong.com
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.


*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY SENDING AN E-MAIL REQUEST TO: PUBLICINFO@SEC.GOV.



Strong Mid Cap Growth Fund II, a series of Strong Variable Insurance Funds, Inc., SEC file number 811-06553


















RT43462 05-04                                                     WH3180 05- 04






[Investor Class]



STRONG
MULTI CAP VALUE FUND II


PROSPECTUS o  May 1,  2004



Shares of the Fund are only offered and sold to the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus of the separate account of the specific insurance product that preceded or accompanies this prospectus.


































AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

What are the Fund's objectives?...................................................................................1

What are the Fund's principal investment strategies?..............................................................1

What are the main risks of investing in the Fund?.................................................................1

What are the Fund's fees and expenses?............................................................................3


Who are the Fund's investment advisor and portfolio manager?..................................................... 4

Other Important Information You Should Know...................................................................... 4

Legal and Regulatory Matters......................................................................................4

Initial Public Offerings..........................................................................................5

Percentage Restrictions.......................................................................................... 5

Financial Highlights............................................................................................. 5

Variable Annuity and Variable Life Insurance Contracts........................................................... 6

Share Price...................................................................................................... 6

Buying Shares.................................................................................................... 6

Selling Shares................................................................................................... 6

Additional Policies.............................................................................................. 7

Distribution and Tax Policies.................................................................................... 7

Reserved Rights.................................................................................................. 7


For More Information.....................................................................................Back Cover


IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

WHAT ARE THE FUND'S OBJECTIVES?

The STRONG MULTI CAP VALUE FUND II seeks long-term capital growth. Current income is a secondary objective.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The STRONG MULTI CAP VALUE FUND II invests, under normal conditions, at least 80% of its net assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

The manager may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objectives.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The Fund's major risks are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the manager will produce the desired results.


DERIVATIVES RISK: The Fund uses derivatives (including futures and options ) for hedging and other non-speculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information

FOREIGN RISKS: The Fund invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities.

NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SECTOR RISK: Returns in a particular economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.


SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

VALUE STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in value-style stocks. The Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.


FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares of the Fund are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.


FUND PERFORMANCE

The following return information illustrates how the performance of the Fund's shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns, which reflect Fund expenses, compare with the returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment.


Please keep in mind that the past performance of the Fund does not represent how the Fund will perform in the future. The return information includes the effect of deducting the Fund's expenses, but does not include charges and expenses attributable to any insurance product. If those charges and expenses were included, the performance would have been lower. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
---------------------------
              Multi Cap
   Year        Value II
---------------------------

   1998          2.18%
---------------------------
   1999        - 2.87%
---------------------------
   2000          7.82%
---------------------------
   2001          4.12%
---------------------------
   2002       - 23.16%
---------------------------
   2003         38.39%

---------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

------------------------------- ---------------------------- ------------------

Best quarter return:              29.65% (4th Q 1998)
Worst quarter return:           - 24.40% (3rd Q 2002)

------------------------------- ---------------------------- ------------------

AVERAGE ANNUAL TOTAL RETURNS

                                                              AS OF 12-31- 03
------------------------------------------------------------------------ --------------- ------------- ---------------
                                                                                                       SINCE FUND
FUND/INDEX                                                               1- YEAR        5- YEAR        INCEPTION(1)

------------------------------------------------------------------------ --------------- ------------- ---------------
MULTI CAP VALUE II                                                        38.39%        3.01%            2.63%
------------------------------------------------------------------------ --------------- ------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(2)     28.67%        -0.57%           3.76%
------------------------------------------------------------------------ --------------- ------------- ---------------
Lipper Multi-Cap Value Funds Index (reflects no deduction for fees,       32.78%        5.18%            5.44%
expenses, or taxes)(3)

------------------------------------------------------------------------ --------------- ------------- ---------------

(1)  THE FUND COMMENCED OPERATIONS ON OCTOBER 10, 1997.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION.
(3) THE LIPPER MULTI-CAP VALUE FUNDS INDEX IS THE AVERAGE OF THE 30 LARGEST FUNDS IN THE LIPPER MULTI-CAP VALUE FUNDS CATEGORY.


From time to time, the Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.

The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during the Fund's fiscal period ended December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Investor Class shares of the Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


MANAGEMENT FEES    OTHER EXPENSES  TOTAL ANNUAL
                                   OPERATING EXPENSES
------------------ --------------- ----------------------

0.75%(1)             0.86%        1.61%(2)

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) THE FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OPERATING EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT THESE CREDITS OR OUR VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. AFTER GIVING EFFECT TO THESE CREDITS AND WITH WAIVERS AND/OR ABSORPTIONS, TOTAL ANNUAL OPERATING EXPENSES WERE 1.13%. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1  YEAR         3 YEARS      5 YEARS       10 YEARS
---------------- ------------ ------------- ------------
$164             $508         $876          $1,911


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?


Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the Fund's average daily net asset value.


                                                       CURRENT ANNUAL
AVERAGE DAILY NET ASSETS                             MANAGEMENT FEE RATE
--------------------------------------------- ----------------------------------

For  assets under $4  billion                            0.75%
For the  next $2  billion in  assets                     0.725%
For  assets $6  billion and  above                       0.70%


The following individual is the Fund's portfolio manager:


I. CHARLES RINALDI manages the Fund. Mr. Rinaldi joined Strong as a Portfolio Manager in November 1997 and has managed the Fund since November 1997. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration degree in finance from Babson College in 1970.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of
Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles, and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.

INITIAL PUBLIC OFFERINGS


The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Fund has adopted a non-fundamental policy to provide 60-days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.


FINANCIAL HIGHLIGHTS


This information describes the performance of the shares of the Fund for the periods shown. Certain information reflects financial results for a single Fund share outstanding for the entire period. "Total Return" shows how much an investment in the shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.



-------------------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND II - INVESTOR CLASS



                                                  Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                         2003       2002       2001       2000       1999
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  7.29  $   10.19  $    9.79  $    9.12  $   10.08
Income From Investment Operations:
   Net Investment Income (Loss)                     (0.00)(b)   0.01       0.04       0.04       0.06
     Net Realized and Unrealized Gains
      (Losses) on Investments                        2.80      (2.36)      0.36       0.67      (0.35)
--------------------------------------------------------------------------------------------------------
     Total From Investment Operations                2.80      (2.35)      0.40       0.71      (0.29)
  Less Distributions:
   From Net Investment Income                       (0.01)     (0.04)    (0.00)(b)   (0.04)     (0.07)
    From Net Realized Gains                          --        (0.51)    (0.00)(b)     --       (0.60)
--------------------------------------------------------------------------------------------------------
    Total Distributions                             (0.01)     (0.55)    (0.00)(b)   (0.04)     (0.67)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $ 10.08  $    7.29  $   10.19  $    9.79  $    9.12
Ratios and Supplemental Data
   Total Return                                     +38.4%      -23.2%      +4.1%      +7.8%      -2.9%
    Net Assets, End of Period (In Thousands)      $27,713  $   24,045   $ 33,334   $ 19,481    $ 10,884
   Ratio of Expenses to Average Net Assets
      Before Expense Offsets                         1.6%       1.4%       1.3%      1.4%        1.6%
     Ratio of Expenses to Average Net Assets         1.1%       1.2%       1.2%      1.2%        1.2%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets                            (0.1%)      0.1%       0.4%      0.5%        0.9%
     Portfolio Turnover Rate                        70.5%      70.3%      60.7%     56.5%       93.9%


-------------------------------------------------------------------------------------------------------------------

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period. (b) Amount calculated is less than $0.005.

VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS

The Fund is designed as an investment vehicle for variable annuity and variable life insurance contracts funded by separate accounts of certain insurance companies. The Fund may sell its shares to the separate accounts of various insurance companies, which are not affiliated with each other, for the purpose of funding variable annuity and variable life insurance contracts. The Fund currently does not foresee any disadvantages to contract owners arising out of the fact that it offers its shares to separate accounts of various insurance companies, which are not affiliated with each other, to serve as an investment medium for their variable products. However, it is theoretically possible that the interests of owners of various contracts participating in the Fund through the separate accounts might, at some time, be in conflict. The Fund's Board of Directors, however, will monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the Fund, and shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell Fund shares to any separate account or may suspend or terminate the offering of Fund shares if this is required by law or regulatory authority or is in the best interest of the Fund's shareholders.


SHARE PRICE

Your price for buying or selling shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.

FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


((Side Box))
---------------------------------------------------------------

We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

---------------------------------------------------------------

FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate the Fund's NAV, including movements of the domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


BUYING SHARES

Only separate accounts established and maintained by insurance companies for purposes of funding variable annuity and variable life insurance contracts may invest in the Fund. For instructions on how to direct a separate account to purchase shares in the Fund, please refer to the prospectus of the insurance company's separate account. The Fund does not impose any sales charge or 12b-1 fee. Sales charges may apply to the variable annuity or variable life insurance contract, which should be described in the prospectus of the insurance company's separate account. The Fund may decline to accept a purchase order upon receipt when, in our judgment, it would not be in the best interest of the existing shareholders to accept the order. Shares of the Fund will be sold at the NAV next determined after receipt by the Fund of a purchase order in proper form placed by an insurance company investing in the Fund.


SELLING SHARES

Shares of the Fund may be redeemed on any day NAV is calculated. The price received upon redemption will be the NAV next determined after the redemption request in proper form is received by the Fund. Contract owners should refer to the withdrawal or surrender instructions in the prospectus of the separate account for instructions on how to redeem shares. Once the redemption request is received in proper form, the Fund will ordinarily forward payment to the separate account no later than seven days after receipt.

ADDITIONAL POLICIES



SHORT-TERM TRADING
The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares are held in omnibus accounts maintained by insurance companies. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.

If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


DISTRIBUTION AND TAX POLICIES


To the extent they are available, the Fund generally pays you dividends from net investment income and distributes any net realized capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


For information regarding tax implications for owners of variable annuity or variable life insurance contracts investing in the Fund, please refer to the prospectus of your insurance company's separate account.


RESERVED RIGHTS

We reserve the right to:


o    Reject any purchase request for any reason.

o    Delay sending out redemption proceeds for up to seven days.


o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.


o Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-800-368-1683                                       1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   service@Strong.com
Strong Funds: www.Strong.com
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.


*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO: PUBLICINFO@SEC.GOV.


Strong Multi Cap Value Fund II, a series of Strong Variable Insurance Funds, Inc., SEC file number: 811-06553
















RT43463 05-04                                                   WH3172 05- 04





                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



STRONG DISCOVERY FUND II, A SERIES FUND OF STRONG VARIABLE INSURANCE FUNDS, INC. STRONG MID CAP GROWTH FUND II, A SERIES FUND OF STRONG VARIABLE INSURANCE FUNDS, INC.
STRONG MULTI CAP VALUE FUND II, A SERIES FUND OF STRONG VARIABLE INSURANCE FUNDS, INC.
STRONG OPPORTUNITY FUND II, A SERIES FUND OF STRONG OPPORTUNITY FUND II, INC.




P.O. Box 2936 Milwaukee, WI 53201 Toll-Free: 1-800-368-1683


Throughout this SAI, "the Fund" refers to each Fund listed above, unless otherwise indicated. The Funds serve as an investment vehicle for variable annuity and variable life insurance contracts of insurance companies. Shares in the Funds are only offered and sold to the separate accounts of insurance companies. This SAI is not a prospectus and should be read together with the prospectus for the Funds dated May 1, 2004, and the prospectus for the separate account of the specific insurance product offering the Funds. Requests for copies of the prospectus for the Funds should be made by calling the number listed above. The financial statements appearing in the Annual Reports, which accompany this SAI, are incorporated into this SAI by reference.




























RT43822 05-04                                                      WH4115 05-04

                                   May 1, 2004


TABLE OF CONTENTS                                                                                              PAGE


INVESTMENT RESTRICTIONS...........................................................................................4
INVESTMENT POLICIES AND TECHNIQUES................................................................................6

   Strong Discovery Fund II......................................................................................6
   Strong Mid Cap Growth Fund II.................................................................................6
   Strong Multi Cap Value Fund II................................................................................6
   Strong Opportunity Fund II....................................................................................7
   Asset-Backed Debt Obligations.................................................................................7
   Borrowing.....................................................................................................8
   Cash Management...............................................................................................8
   Convertible Securities....................................................................................... 8
   Debt Obligations..............................................................................................9
   Depositary Receipts...........................................................................................9
   Derivative Instruments.......................................................................................10
   Exchange-Traded Funds........................................................................................19
   Foreign Investment Companies................................................................................ 20
   Foreign  Risks...............................................................................................20
   Governmental/Municipal Obligations.......................................................................... 21
   High-Yield (High-Risk) Securities........................................................................... 22
   Illiquid Securities......................................................................................... 23
   Inflation-Indexed Securities................................................................................ 24
   Lending of Portfolio Securities..............................................................................24
   Mortgage-Backed Debt Securities............................................................................. 25
   Preferred Stock............................................................................................. 26
   Repurchase Agreements....................................................................................... 26
   Sector Concentration.........................................................................................26
   Short Sales................................................................................................. 27
   Small and Medium Companies.................................................................................. 27
   Standby Commitments......................................................................................... 28
   Temporary Defensive Position................................................................................ 28
   U.S. Government Securities.................................................................................. 28
   Variable- or Floating-Rate Securities....................................................................... 28
   Warrants.................................................................................................... 29
   When-Issued and Delayed-Delivery Securities................................................................. 29
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities........................................................ 30
DIRECTORS AND OFFICERS......................................................................................... 30
PRINCIPAL SHAREHOLDERS......................................................................................... 36
INVESTMENT ADVISOR............................................................................................. 38
INVESTMENT SUBADVISOR.......................................................................................... 44
ADMINISTRATOR.................................................................................................. 45
ADMINISTRATIVE SERVICES........................................................................................ 47
DISTRIBUTOR.................................................................................................... 47
DISTRIBUTION PLAN.............................................................................................. 48
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................................................... 49
CUSTODIAN...................................................................................................... 53
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT................................................................... 54
TAXES.......................................................................................................... 54
DETERMINATION OF NET ASSET VALUE............................................................................... 57
ADDITIONAL SHAREHOLDER INFORMATION............................................................................. 58
ORGANIZATION................................................................................................... 58
SHAREHOLDER MEETINGS........................................................................................... 59
INDEPENDENT ACCOUNTANTS........................................................................................ 59
LEGAL COUNSEL.................................................................................................. 59
FINANCIAL STATEMENTS........................................................................................... 59
APPENDIX -  DEFINITION OF CREDIT RATINGS....................................................................... 60



 No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.


4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, ("Securities Act") in connection with the purchase and sale of portfolio securities.


5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.


"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil Composite, as amended, or such comparable published classification as the Advisor shall select.


NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.


6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.


7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.


9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days' advance notice to the Fund's shareholders.


Non-Fundamental Policy No. 9 applies only to the Mid Cap Growth II and Multi Cap Value II Funds.


Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if, at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities by the Fund at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                       INVESTMENT POLICIES AND TECHNIQUES

STRONG DISCOVERY FUND II


o The Fund may invest up to 100% of its assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
o The Fund may also invest up to 100% of its assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

o Strong Capital Management, Inc., the Fund's investment advisor ("Advisor"), may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

o The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.



STRONG MID CAP GROWTH FUND II

o The Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of medium market capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of the Fund's investment.
o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.




STRONG MULTI CAP VALUE FUND II


o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

o    The  Fund  may,  however,  invest  up to 20%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o    The Fund may invest up to 30% of its net assets in options.

o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.




STRONG OPPORTUNITY FUND II


o Under normal conditions, the Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

o    The  Fund  may,  however,  invest  up to 30%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.




Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.

Net assets is defined as net assets plus borrowings for investment purposes.


The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks as described in the prospectus and applies to each Fund, unless noted otherwise.



ASSET-BACKED DEBT OBLIGATIONS


Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above, may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


BORROWING


The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when its bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks in order for the LOC to be available.


CASH MANAGEMENT

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.


PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.


In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.


A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS


IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, such as for hedging , managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.


A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.


MANAGING RISK/MARKET EXPOSURE. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying , selling, or holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would provide.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.


(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.


(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.


The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

LEVERAGED  DERIVATIVE  TRANSACTIONS.  The SEC  has  identified  certain  trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues, as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets, and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.


To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.


FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objective. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.


The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.


"SWAP" DERIVATIVE TRANSACTIONS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.


The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.


CREDIT DERIVATIVES. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index, which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


EXCHANGE-TRADED FUNDS


Exchange-Traded Funds ("ETFs") represent shares of ownership in mutual funds or unit investment trusts ("UITs") that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.


FOREIGN  RISKS

Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country. Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below. For example, many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, the Fund has the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers. In addition, the Fund has the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets. There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards as the U.S. and other developed countries. The Fund also has the risk that its net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt; and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration, and taxation with that foreign country or affecting that foreign company.

The Fund's costs attributable to investing in foreign securities may be higher than those attributable to domestic investments; this is particularly true with respect to investments in emerging capital markets. For example, the Fund's cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities and the Fund's transaction and settlement costs for foreign securities usually are higher than those attributable to domestic investing. The Fund's costs associated with the exchange and hedging of foreign currencies also make investing in foreign securities more expensive than domestic investments. The Fund's investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce the Fund's total return on its investments in foreign securities. Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures. In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions. Delays in foreign settlement could result in unexpected, temporary periods when the Fund's assets are uninvested and are earning no investment return. The Fund's inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities. On the sell side, the Fund's inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund's possible liability to the purchaser.

In addition, the Fund's investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.

Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer's affiliation with a foreign company or the multinational nature of the issuer's operations. The type and aggregate level of foreign risk can vary significantly between individual securities held by the Fund.


GOVERNMENTAL/MUNICIPAL OBLIGATIONS


IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases may be secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.


MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.


PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

PASS-THROUGH CERTIFICATES. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying obligations and such securities may have fixed, floating, or variable rates of interest. The pass-through certificates may be backed by a letter of credit , guarantee, or liquidity provider and, if the pass-through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.


HIGH-YIELD (HIGH-RISK) SECURITIES


IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) debt obligations rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by
Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit quality as determined by the Advisor. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the NRSRO credit ratings.

EFFECT OF INTEREST RATE CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities (which react primarily to fluctuations in the general level of interest rates). Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

DECREASED FUND LIQUIDITY. As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.


PREPAYMENT RISK. Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium-quality securities, and generally contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, its industry, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, which can lead to lower reliability of broker price quotations. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


ILLIQUID SECURITIES


The Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchase of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board , or its delegate, has the ultimate authority to determine, to the extent permissible under applicable laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act ("Restricted Securities"), such as securities that only may be resold to qualified institutional buyers under Rule 144A ("QIBs") under the Securities Act ("144A Securities") and
Section 4(2) commercial paper and are generally deemed illiquid, but may be considered liquid under guidelines adopted by the Fund's Board.

The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Fund's Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as
(1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.

Restricted Securities (primarily 144A Securities) may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of a Restricted Security include frequency of trades and quotes for the Restricted Security, number of potential broker-dealers and QIBs willing to purchase the Restricted Security, the willingness of dealers to make a market in the Restricted Security, and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest,
(2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including
Restricted Securities that are not readily marketable (except for 144A Securities, foreign securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may purchase unregistered equity securities at a discount in a private placement, issued by public companies seeking capital quickly (a private investment in public equity or a "PIPE"). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is complete, the PIPE securities are restricted and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPE shares to be illiquid during this time period. In addition, PIPEs are subject to the risk that the public company is unable to publicly register the PIPE securities by the agreed public registration date.


The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

INFLATION-INDEXED SECURITIES


The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.


LENDING OF PORTFOLIO SECURITIES


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. However, these substitute payments will not be treated as a dividend and hence will affect the amount of income eligible for the dividends-received deduction. In addition, these substitute payments will not be eligible as qualified dividend income, nor for the state and local tax exemption from interest income derived from the earnings from U.S. Treasury securities. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.


MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (IO) and principal-only (PO) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.


Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

PREFERRED STOCK

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.


SECTOR CONCENTRATION

From time to time, the Fund may invest substantially in one or more particular sectors. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Basic Materials Sector. Companies in this sector are subject to legislative or regulatory changes, adverse market conditions, and increased competition affecting basic materials. The prices for securities of companies in this sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Consumer Cyclicals Sector. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples Sector. Companies in this sector are subject to the general state of the economy, intense competition, product cycles, consumer spending preferences, product liability claims or product recalls, and government regulation affecting the permissibility of using various food additives and production methods.

Energy Sector. Companies in this sector are subject to fluctuations in the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financial Sector. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare Sector. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Technology Sector. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.


SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SMALL AND MEDIUM COMPANIES


While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund that invests primarily in small- and medium capitalization companies may be subject to greater price fluctuations than an investment in a Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the former Fund than in the Fund that invests in larger, more established companies.

STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

TEMPORARY DEFENSIVE POSITION

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.

U.S. GOVERNMENT SECURITIES


U.S. Government securities are issued by the U.S. Government or its agencies or instrumentalities, including:

o    U.S. Treasury obligations, such as Treasury bills, notes, and bonds;

o The Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o The Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
o The Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.



VARIABLE- OR FLOATING-RATE SECURITIES


The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, LIBOR (London
Inter-Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.

Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the put or demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party, prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.


Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.



Each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's average effective portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.


WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the "to-be-announced" market (TBAs). TBAs are the Fund's commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac, or Ginnie Mae in the future. The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties, and must be under a certain prescribed dollar limit. TBA settlement terms are commonly 90 days, but may extend to 180 days. TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators. Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date. The Fund may hold and trade TBAs, and TBAs are included in the Fund's NAV. TBAs are actively traded and the TBA market is very liquid. The price of most TBAs are ascertainable by market quotations. However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order for the Fund to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders. Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.


                             DIRECTORS AND OFFICERS


The Board of Directors (collectively "Board" and individually, "Director") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information are shown below. Each officer and Director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.

All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. Pursuant to its charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Funds and in complying with applicable laws regarding these issues; recommends to the Board the selection, retention, or termination of the independent auditor employed by the Funds for the purpose of preparing or issuing an audit report or related work; is responsible for compensation and oversight of the work of the Funds' independent auditor, including resolution of disagreements between Fund management and the auditor regarding financial reporting; and preapproves, or establishes preapproval policies and procedures concerning, certain audit and non-audit services provided to the Funds and certain non-audit services provided to the Advisor and its affiliates. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year. The Independent Directors have also convened by telephone and in person on numerous occasions since September 2003 to discuss a number of current issues, including the regulatory investigations relating to market timing.


                                             DATE FIRST
                               POSITIONS     ELECTED OR
      NAME, ADDRESS,             HELD        APPOINTED         PRINCIPAL OCCUPATIONS DURING
          AND AGE             WITH FUNDS     TO OFFICE                 PAST 5 YEARS                 CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------- -------------- ------------- --------------------------------------- ----------------------------------
Willie D. Davis              Director           July    President and Chief Executive  Officer  Director of Wisconsin Energy
161 North La Brea                               1994    of All Pro  Broadcasting,  Inc.  since  Corporation (formerly WICOR, Inc.)
Inglewood, CA  90301                                    1977.                                   (a utility company) since 1990,
Age 69                                                                                          Metro-Goldwyn-Mayer, Inc. (an
                                                                                                entertainment company) since 1998,
                                                                                                Bassett Furniture Industries, Inc.
                                                                                                since 1997, Checker's Drive-In
                                                                                                Restaurants, Inc. (formerly Rally's
                                                                                                Hamburgers, Inc.) since 1994,
                                                                                                Johnson Controls, Inc. (an
                                                                                                automotive systems and facility
                                                                                                management company) since 1992, MGM
                                                                                                Mirage (formerly MGM Grand, Inc.)
                                                                                                (an entertainment/hotel company)
                                                                                                since 1990, Dow Chemical Company
                                                                                                since 1988, Sara Lee Corporation (a
                                                                                                food/consumer products company)
                                                                                                since 1983, Alliance Bank since
                                                                                                1980, Manpower Inc. (a world-wide
                                                                                                provider of staffing services)
                                                                                                since 2001, and Kmart Corporation
                                                                                                (a discount consumer products
                                                                                                company) from 1985 to 2003, and
                                                                                                Trustee of the University of
                                                                                                Chicago since 1980 and Marquette
                                                                                                University since 1988.

Stanley Kritzik              Director         January   Partner of Metropolitan Associates (a   Director of Wisconsin Health
1123 North Astor Street                         1995    real estate firm) since 1962.           Information Network since November
Milwaukee, WI  53202                                                                            1997, Health Network Ventures, Inc.
Age 74                       Chairman of        July                                            from 1992 to April 2000; Member of
                             the Audit          2000                                            the Board of Governors of Snowmass
                             Committee                                                          Village Resort Association from
                                                                                                October 1999 until October 2002,
                                                                                                and Director of Aurora Health Care
                                                                                                from September 1987 to September
                                                                                                2002.

William F. Vogt              Director         January   Senior Vice President of IDX Systems                    None
P.O. Box 7657                                   1995    Corporation (a management consulting
Avon, CO  81620                                         firm) since June 2001; President of
Age 56                       Chairman         January   Vogt Management Consulting, Inc. from
                             of the             1995    July 1990 to June 2001; former Fellow
                             Independent                of the American College of Medical
                             Directors                  Practice Executives.
                             Committee

Neal Malicky                 Director         December  President Emeritus of Baldwin-Wallace   Director of Aspire Learning
4608 Turnberry Drive                            1999    College since July 2000; Chancellor     Corporation since June 2000;
Lawrence, KS  66047                                     of Baldwin-Wallace College from July    Trustee of Southwest Community
Age 69                                                  1999 to June 2000; President of         Health Systems, Cleveland
                                                        Baldwin-Wallace College from July       Scholarship Program, and The
                                                        1981 to June 1999.                      National Conference for Community
                                                                                                and Justice until 2001; President
                                                                                                of the National Association of
                                                                                                Schools and Colleges of the United
                                                                                                Methodist Church, Chairperson of
                                                                                                the Association of Independent
                                                                                                Colleges and Universities of Ohio,
                                                                                                and Secretary of the National
                                                                                                Association of Independent Colleges
                                                                                                and Universities until 2001.

Gordon B. Greer              Director          March    Of Counsel for Bingham McCutchen LLP                    None
P.O. Box 2936                                   2002    (a law firm previously known as
Milwaukee, WI  53201                                    Bingham Dana LLP) from 1997 to
Age 72                                                  February 2002.

                                                        From 1967 to 1997, Mr. Greer served
                                                        as a Partner of Bingham McCutchen. On
                                                        behalf of Bingham McCutchen, Mr.
                                                        Greer provided representation to the
                                                        disinterested directors of the Strong
                                                        Funds from 1991 to February 2002.
                                                        Bingham McCutchen has provided
                                                        representation to the Independent
                                                        Directors of the Strong Funds since
                                                        1991.
OFFICERS

Ane K. Ohm                   Anti-Money       November  Anti-Money Laundering Compliance                        None
P.O. Box 2936                Laundering         2002    Officer of Strong Financial
Milwaukee, WI  53201         Compliance                 Corporation since February 2003;
Age 34                       Officer                    Assistant Executive Vice President of
                                                        Strong Financial Corporation since
                                                        November 2003; Assistant Executive
                                                        Vice President of the Advisor since
                                                        December 2001; Director of Mutual
                                                        Fund Administration of Strong
                                                        Investor Services, Inc., since April
                                                        2001; Vice President of Strong
                                                        Investor Services, Inc. since
                                                        December 2001; and Marketing Services
                                                        Manager of Strong Investments, Inc.,
                                                        from November 1998 to April 2001.

Phillip O. Peterson          Independent      January   Mutual fund industry consultant from    Director of The Hartford Group of
11155 Kane Trail             President          2004    August 1999 until December 2003;        Mutual Funds (71 funds) since 2002;
Northfield, MN  55057                                   Partner KPMG LLP from 1981 until        Director of the Fortis Mutual Fund
Age 59                                                  July 1999.                              Group (38 funds) from 2000 until
                                                                                                2002.

Richard W. Smirl             Vice             February  Senior Counsel of Strong Financial                      None
P.O. Box 2936                President          2002    Corporation since December 2001;
Milwaukee, WI  53201                                    Secretary of Strong Financial
Age 36                       Secretary        November  Corporation since February 2003;
                                                2001    Assistant Secretary of Strong
                                                        Financial Corporation from December
                                                        2001 to February 2003; Chief Legal
                                                        Officer of the Advisor since February
                                                        2003; Assistant Executive Vice
                                                        President of the Advisor since
                                                        December 2001; Secretary of the
                                                        Advisor since November 2002;
                                                        Assistant Secretary of the Advisor
                                                        from December 2001 to November 2002;
                                                        Senior Counsel of the Advisor from
                                                        July 2000 to December 2001; General
                                                        Counsel of Strong Investments, Inc.
                                                        ("Distributor") since November 2001;
                                                        Secretary of the Distributor since
                                                        July 2000; Vice President and Chief
                                                        Compliance Officer of the Distributor
                                                        from July 2000 to December 2003; Lead
                                                        Counsel of the Distributor from July
                                                        2000 to November 2001; Vice President
                                                        of Strong Investor Services, Inc.,
                                                        since December 2001; Secretary of
                                                        Strong Investor Services, Inc., since
                                                        May 2003; Assistant Secretary of
                                                        Strong Investor Services, Inc., from
                                                        December 2001 to May 2003; Partner at
                                                        Keesal, Young & Logan LLP (a law
                                                        firm) from September 1999 to July
                                                        2000; Associate at Keesal, Young &
                                                        Logan LLP from September 1992 to
                                                        September 1999.

Gilbert L. Southwell III     Assistant          July    Associate Counsel of Strong Financial                   None
P.O. Box 2936                Secretary          2001    Corporation since December 2001;
Milwaukee, WI  53201                                    Assistant Secretary of the Advisor
Age 49                                                  since December 2002; Associate
                                                        Counsel of the Advisor from April
                                                        2001 to December 2001; Partner at
                                                        Michael, Best & Friedrich, LLP (a law
                                                        firm) from October 1999 to March
                                                        2001; Assistant General Counsel of
                                                        U.S. Bank, National Association
                                                        (formerly Firstar Bank, N.A.) and/or
                                                        certain of its subsidiaries from
                                                        November 1984 to September 1999.

John W. Widmer               Treasurer         April    Treasurer of the Advisor since April                    None
P.O. Box 2936                                   1999    1999; Assistant Treasurer of Strong
Milwaukee, WI  53201                                    Financial Corporation since December
Age 39                                                  2001; Assistant Secretary of Strong
                                                        Financial Corporation from December
                                                        2001 to January 2003; Treasurer of
                                                        Strong Service Corporation since
                                                        April 1999; Treasurer and Assistant
                                                        Secretary of Strong Investor
                                                        Services, Inc. since July 2001; and
                                                        Manager of the Financial Management
                                                        and Sales Reporting Systems
                                                        department of the Advisor from May
                                                        1997 to April 1999.

Thomas M. Zoeller            Vice             October   Executive Vice President of the                         None
P.O. Box 2936                President          1999    Advisor since April 2001; Chief
Milwaukee, WI  53201                                    Financial Officer of the Advisor
Age 40                                                  since February 1998; Secretary of the
                                                        Advisor from December 2001 to
                                                        November 2002; Member of the Office
                                                        of the Chief Executive of Strong
                                                        Financial Corporation since May 2001;
                                                        Chief Financial Officer and Treasurer
                                                        of Strong Investments, Inc. since
                                                        October 1993; Executive Vice
                                                        President of Strong Investor
                                                        Services, Inc. since July 2001;
                                                        Secretary of Strong Investor
                                                        Services, Inc. from July 2001 to May
                                                        2003; Executive Vice President, Chief
                                                        Financial Officer, and Secretary of
                                                        Strong Service Corporation since
                                                        December 2001; Treasurer of Strong
                                                        Service Corporation from September
                                                        1996 to April 1999; Vice President of
                                                        Strong Service Corporation from April
                                                        1999 to December 2001; Member of the
                                                        Office of the Chief Executive of the
                                                        Advisor from November 1998 until May
                                                        2001; and Senior Vice President of
                                                        the Advisor from February 1998 to
                                                        April 2001.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2003, by the Directors and on an aggregate basis in the Strong Family of Funds using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.


                          Directors' Fund Ownership(1)

                             As of December 31, 2003

                                                                               DIRECTOR

FUND
                                            --------------------------------------------------------------------------------
                                                        Willie D.     Gordon       Stanley     Neal Malicky   William F.
                                                           Davis        Greer       Kritzik                       Vogt
------------------------------------------- ----------- ------------ ------------ ------------- ------------- --------------
Discovery Fund II                                        None         None         None          None          None
Mid Cap Growth Fund II                                   None         None         None          None          None
Multi Cap Value Fund II                                  None         None         None          None          None
Opportunity Fund II                                      None         None         None          None          None
Strong Family of  Funds(2)                               Over         Over         Over          Over          Over $100,000
                                                         $100,000     $100,000     $100,000      $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a- 1(e)(2) under the Securities Exchange Act of 1934, as amended.
(2) As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

The following table sets forth aggregate compensation paid to the Directors by each Fund for the fiscal year ended December 31, 2003, and by the Strong Family of Funds for their most recently completed fiscal periods.




                                           Aggregate Compensation Table
                                For the Fiscal Year Ended December 31, 2003(1)


                                                                  DIRECTOR (2)
                             ----------------------------------------------------------------------------------------
                                 Willie D.          Stanley            Neal       Gordon  Greer      William F.
FUND                               Davis           Kritzik(3)        Malicky                         Vogt(4)
---------------------------- ------------------ ----------------- --------------- --------------- -------------------
Discovery Fund II                  $459.99           $459.99         $459.99         $459.99             $492.32
Mid Cap Growth Fund II             $1,027.30         $1,035.01       $1,027.30       $1,027.30           $1,126.55
Multi Cap Value Fund II            $2444.76          $244.76         $244.76         $244.76             $254.24
Opportunity Fund II                $4,774.29         $4,809.26       $4,774.29       $4,774.29           $5,235.62
Strong Funds(5)                    $148,024.85       $149,048.18     $148,024.85     $148,024.85         $161,843.35

(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board , Independent Directors Committee, and Audit Committee. Each disinterested Director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Interested Directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested Directors in return for his service as Chairman of the Fund's Audit Committee.
(4) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested Directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(5) As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each Fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.

Unless otherwise noted below, as of March 31, 2004, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.


 FUND                     SHARES                PERCENT
------------------------- -------------------- --------------------------------
None

                             PRINCIPAL SHAREHOLDERS


Except for the organizational shares of the Fund, the Fund's shares may only be held of record by the separate accounts of insurance companies. As of March 31, 2004, the following insurance companies owned of record or are known by the Fund to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.


           NAME AND ADDRESS                               FUND/CLASS/SHARES                           PERCENT
---------------------------------------- ----------------------------------------------------- -----------------------

Nationwide Life Insurance Co.              Discovery Fund II - Investor Class -  6,241,265             86.47%
Variable Account II
P.O. Box 182029
Columbus, OH  43218-2029

Nationwide Life Insurance Co.               Discovery Fund II - Investor Class -  580,038              8.04%
VLI Separate Account II
P.O. Box 182029
Columbus, OH  43218-2029

Fidelity Investments Life Insurance        Mid Cap Growth Fund II - Investor Class -                38.82%
Co.                                                           5,453,590
82 Devonshire Street #R27A
Boston, MA  02109-3605







Ohio National Life Insurance Co.             Mid Cap Growth Fund II - Investor Class -                14.38%
FBO its Separate Accounts                                     2,019,968
1 Financial Way
Cincinnati, OH  45242-5851

Jefferson National Life Insurance        Mid Cap Growth Fund II - Investor Class -  974,145            6.93%
Attn:  Separate Accounts
9920 Corporate Campus Dr., Ste 1000
Louisville, KY  40223-4051

Great West Life & Annuity  Ins. Co.         Multi Cap Value Fund II - Investor Class -               43.23%
8515  East Orchard  Road                                    1,135,247
Englewood, CO  80111-5037

The Travelers Separate Account TM2        Multi Cap Value Fund II - Investor Class - 651,310           24.80%
For Variable Annuities
PO Box 990027
Hartford, CT   06199-0027

Peoples Benefit Life Insurance Co.       Multi Cap Value Fund II - Investor Class -  210,854           8.03%
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001

Ohio National Life Insurance Co.      Multi Cap Value Fund II - Investor Class -  202,540           7.71%
FBO its Separate Accounts
1 Financial Way
Cincinnati, OH  45242-5851

Peoples Benefit Life Insurance Co.       Multi Cap Value Fund II - Investor Class - 184,277            7.02%
Separate Account V
4333 Edgewood  Road NE
Cedar Rapids, IA  52499-0001

The Travelers Separate Account TM        Multi Cap Value Fund II - Investor Class -  172,817           6.58%
For Variable Annuities
PO Box 990027
Hartford, CT   06199-0027

Nationwide Life Insurance Co.            Opportunity Fund II - Investor Class -  22,150,256           43.50%
Variable Account II
P.O. Box 182029
Columbus, OH  43218-2029

Nationwide Life Insurance Co.            Opportunity Fund II - Investor Class -  10,426,056           20.47%
FBO NWVA-9
P.O. Box 182029
Columbus, OH  43218-2029

Fidelity Investments Life Insurance Co.   Opportunity Fund II - Investor Class -  3,379,165            6.64%
82 Devonshire Street #R27A
Boston, MA  02109-3605






IDS Life Insurance Co.                    Opportunity Fund II - Advisor Class -  3,950,084            95.66%
222 AXP Financial  Center
Minneapolis, MN  55474-0002


Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Richard Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Ms. Ohm is Assistant Executive Vice President of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President, Secretary, and Chief Legal Officer of the Advisor, Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President and Chief Financial Officer of the Advisor. As of February 29, 2004, the Advisor had over $36 billion under management.

The Advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

The Board last reviewed the Advisory Agreement for the Discovery Fund II, Mid Cap Growth Fund II, Multi Cap Value Fund II, and Opportunity Fund II on April 30, 2004. In its review, the Board was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisors; (iii) the management fee rates and payment arrangements;
(iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (vi) the profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee). On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.


Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.


Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all of its other expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for Directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

On May 4, 2001, the Board to the Mid Cap Growth Fund II, Multi Cap Value Fund II, and Opportunity Fund II determined that certain administrative services provided by the Advisor under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares are, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same. As a result of these arrangements, the management fee paid was reduced by 0.25% of the average daily net asset value of the Fund, effective July 12, 2001, for the Opportunity Fund II and effective July 23, 2001, for the Mid Cap Growth Fund II and the Multi Cap Value Fund II.


The Board also approved the following changes to the Amended Advisory Agreement, which were approved by shareholders on July 20, 2001. The Amended Advisory Agreement for each applicable Fund calls for the management fee to be calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. The specific asset levels at which management fees are reduced for these Funds are described below. The revised Amended Advisory Agreement eliminated a 2% cap on expenses, which had been included in the previous Amended Advisory Agreement under a state law requirement that has since been repealed. In addition, under the revised Amended Advisory Agreement for all Funds, the management fee is accrued and payable daily, while under the previous Amended Advisory Agreement the management fee had been accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.

                FUND                             CURRENT ANNUAL RATE                       PRIOR ANNUAL RATE
------------------------------------- ------------------------------------------- ------------------------------------
------------------------------------- ------------------------------------------- ------------------------------------
Discovery Fund II                                       1.00%                                     N/A
Mid Cap Growth Fund II                                  0.75%                          1.00% (Prior to 7/23/01)
Multi Cap Value Fund II                                 0.75%                          1.00% (Prior to 7/23/01)
Opportunity Fund II                                     0.75%                          1.00% (Prior to 7/12/01)

In addition, each Fund, except the Discovery Fund II, is subject to the following breakpoint schedule effective July 23, 2001:

                                                             CURRENT ANNUAL MANAGEMENT FEE RATE
----------------------------------------- --------------------------------------------------------------------------
                                                                  AVERAGE DAILY NET ASSETS
----------------------------------------- ------------------------ ------------------------- -----------------------
                                             FOR ASSETS UNDER            FOR THE NEXT              FOR ASSETS
FUND                                            $4 BILLION           $2 BILLION IN ASSETS     $6 BILLION AND ABOVE
----------------------------------------- ------------------------ ------------------------- -----------------------
Mid Cap Growth Fund II                             0.75%                    0.725%                   0.70%
Multi Cap Value Fund II                            0.75%                    0.725%                   0.70%
Opportunity Fund II                                0.75%                    0.725%                   0.70%

The Fund paid the following management fees for the time periods indicated:

                                                                                                MANAGEMENT FEE
      FISCAL YEAR ENDED             MANAGEMENT FEE ($)               WAIVER ($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Discovery Fund II

12/31/01                                 1,294,383                            0                    1,294,383
12/31/02                                 1,016,008                            0                    1,016,008
12/31/03                                   857,275                            0                      857,275


Mid Cap Growth Fund II

12/31/01                                 3,534,567                            0                    3,534,567
12/31/02                                 1,755,548                       38,495                    1,717,053
12/31/03                                 1,650,853                      262,313                    1,388,540


Multi Cap Value Fund II

12/31/01                                   253,063                            0                      253,063
12/31/02                                   232,935                            0                      232,935
12/31/03                                   176,044                       47,446                      128,598


Opportunity Fund II

12/31/01                                   10,711,635                      384,406                   10,327,229
12/31/02                                    8,271,446                            0                    8,271,446
12/31/03                                    7,392,593                            0                    7,392,593

ADMINISTRATIVE PROCEEDINGS

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


CODE OF ETHICS

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.


The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested Directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.

The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:

     o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     o Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
     o    Fund  compliance  with  applicable   governmental   laws,   rules  and
          regulations;
     o The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of the Officers' Code; and
     o   Accountability for adherence to the Officers' Code.

SERVICES
The Advisor offers investment advisory services to mutual funds, qualified pension and profit sharing plans, other qualified and non-qualified retirement plans, insurance companies, corporations, banks, partnerships, charitable foundations and other charitable organizations, and high net worth individuals, families, and trusts. The Advisor also serves as the Collateral Manager for the issuers of a limited number of Collateralized Debt Obligations (CDOs). CDOs are generally private offerings of tranches of investment-grade debt securities that are secured by a portfolio of either investment-grade or non-investment-grade debt obligations (collateral debt securities). The Advisor also serves as program manager to Qualified Tuition Programs established under Section 529 of the IRC ("College Savings Plan"). A College Savings Plan is generally a tax-advantaged trust created by a state in order to allow individuals to save for qualified higher education expenses.

The Advisor offers two programs of custom portfolio management: Strong Advisor and Strong Private Client. Strong Advisor is designed to help individual investors invest in a portfolio of Strong Funds and certain other unaffiliated mutual funds. Strong Private Client is designed to help investors invest in a portfolio of stocks, bonds, Strong Funds and other unaffiliated mutual funds. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs (individually or collectively a "Strong Program"), may invest a portion of the Strong Program's assets in any one Strong Fund, which, in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision by the Advisor to redeem the Strong Program's investment in the Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Program and of the Fund's other shareholders.

The Advisor also currently offers three non-discretionary advice and recommendation services: Strong Financial Navigator, Strong Planning for Retirement, and Strong Retirement Income Planner. Please request the Advisor's Form ADV for additional information about these programs. The programs are subject to change.

While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (this includes actions taken by the Advisor and its principals and associates with respect to their personal securities transactions, to the extent permitted by and consistent with the Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Advisor makes available to the public Strong mutual fund portfolio holdings monthly, following a one-month lag. This information may include one or more of the following: the name of the security, an indication of position size or month-end valuation, or other descriptive characteristics reasonably requested.


In the course of the normal operation of its investment advisory business, the Advisor may release and discuss portfolio holdings with broker-dealers and custodians.

The Advisor will not disclose any additional or more frequent mutual fund holdings information except as required by law or as is consistent with the best interest of the Funds' shareholders for legitimate business purposes and approved in advance by the firm's chief compliance officer or chief legal officer.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.


PROXY VOTING POLICIES AND PROCEDURES
The following summary describes how the Advisor, as investment adviser to the Strong Family of Funds, generally intends to vote on proxy issues for the securities held in Fund portfolios. The Advisor has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board. In addition, the Advisor is responsible for establishing proxy voting policies and procedures, and reviewing and updating them as necessary.

GENERAL PRINCIPLE.
The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

THE PROXY COMMITTEE.
The Advisor has established a Proxy Committee that meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager's investment team) of the account holding the relevant security for assistance in determining how to cast the vote.

PROCESS.
In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third-party voting service ("Voting Delegate"). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.

ROUTINE CORPORATE ADMINISTRATIVE ITEMS.
The Advisor generally is willing to vote with management on matters of a routine administrative nature. The Advisor believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

o    Appointment or election of auditors;
o Increases in authorized common or preferred shares (unless management intends to use the additional shares to implement a takeover defense, in which case the proposal will be analyzed on a case-by-case basis);
o    Routine election or re-election of unopposed directors;
o    Director's liability and indemnification;
o Incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company's incentive plans, provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor's advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
o Stock option plans, when 10% of fewer or the outstanding shares have been allocated to the company's plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisors' advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
o    Employee stock purchase or ownership plans;
o    Name changes; and
o    The time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors because the Advisor feels that a director can serve a company well regardless of the extent of his or her share ownership.

The Advisor generally abstains from voting for an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which it is not aware.

SPECIAL INTEREST ISSUES.
While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility generally rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Advisor will vote with management's recommendation on issues such as:

o    Restrictions on military contracting;
o    Restrictions on the marketing of controversial products;
o    Restrictions on corporate political activities;
o    Restrictions on charitable contributions;
o    Restrictions on doing business with foreign countries;
o    A general policy regarding human rights;
o    A general policy regarding employment practices;
o    A general policy regarding animal rights;
o    A general policy regarding nuclear power plants;
o    Compensation plans; and
o    Rotating the location of the annual meeting among various cities.

RESOLVING MATERIAL CONFLICTS OF INTEREST.
The SEC rule describes a potential conflict of interest as occurring when there is a vote between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other.

To eliminate or minimize material conflicts of interest, the Advisor may follow one or more of the following procedures: a) use predetermined voting guidelines,
b) use the recommendations of an independent third party, or c) refer conflicts of interest to the Proxy Committee for a decision.

PROXY VOTING RECORD RETENTION.
The Advisor retains the following records for a minimum of five years: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared on behalf of the Advisor that were material in making the decision on how to vote.

After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30, can be obtained (1)
without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's web site at www.sec.gov, filed on form N-PX.

After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained (1) without charge, upon request, by called 1-800-368-3863, and (2) on the SEC's website at www.sec.gov, filed on form N-PX.


                              INVESTMENT SUBADVISOR

MULTI CAP VALUE FUND II

From September 29, 1997 to March 12, 2001, the Advisor had entered into a Subadvisory Agreement with Schafer Capital Management, Inc. ("Subadvisor") with respect to Schafer Value Fund II (now known as the Strong Multi Cap Value Fund
II). Under the terms of the Subadvisory Agreement, the Subadvisor furnished investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor was responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor was responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five percent of the Fund's total assets. During the term of the Subadvisory Agreement, the Subadvisor bore all expenses incurred by it in connection with its services under such agreement. The Subadvisory Agreement required the Advisor, not the Fund, to pay the Subadvisor a fee, computed and paid monthly, at an annual rate of 0.60% of the Fund's average daily net asset value.

Pursuant to the Subadvisory Agreement, on January 10, 2001, the Advisor gave 60-days' written notice to the Subadvisor to terminate the Subadvisory Agreement. As a result, March 11, 2001, was the last day Schafer Capital Management, Inc. served as the subadvisor for the Fund.

The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

FISCAL YEAR ENDED                                                              SUBADVISORY FEE ($)
------------------------------------------------------------ ---------------------------------------------------------
      12/31/99                                                                           43,506
      12/31/00                                                                           90,964
      03/11/01                                                                           34,352

The Advisor had an additional arrangement with the Subadvisor unrelated to the subadvisory arrangement for the Fund. On September 7, 1997, the Subadvisor and the Advisor entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Strong Schafer Capital Management, L.L.C. (the "LLC"). The LLC Agreement contemplated that the Subadvisor, subject to obtaining necessary regulatory approvals, including, without limitation, approval of the shareholders of Strong Schafer Value Fund (the "Schafer Fund"), would cause the LLC to become the investment adviser to the Schafer Fund. The LLC Agreement further provided that each of the Subadvisor and the Advisor shall be members of the LLC, with the Subadvisor as the managing member, and granted to Strong an option, pursuant to which Strong may purchase the Subadvisor's interest in the LLC, which is first exercisable on January 10, 2001, or earlier in the event of certain other circumstances. Under the LLC Agreement, the Advisor, together with its subsidiary, Strong Investments, Inc., acted as distributor of the Schafer Fund and paid for and provided marketing assistance. The Advisor had provided transfer agency and fund accounting services to the Schafer Fund since January 1996. In addition to the Fund, the Subadvisor also served as an investment subadviser to certain other accounts for which the Advisor acted as either investment adviser or subadviser.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DISCOVERY FUND II.
                                  ADMINISTRATOR



Effective November 30, 2001, the Fund entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions. Prior to November 30, 2001, the Fund had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided by the Advisor under the Advisory Agreement.


Each Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each multi-classed Fund has entered into separate administration agreements with the Administrator for each of its separate class of shares ("Administration Agreement-Investor Class" and "Administration Agreement-Advisor Class"). The Mid Cap Growth II and Multi Cap Value II Funds are authorized to offer Investor Class shares. The Opportunity Fund II is authorized to offer Investor and Advisor Class shares.

The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.


ADMINISTRATION AGREEMENT - INVESTOR CLASS


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Investor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class shares, including Investor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class shareholders, and attending to routine correspondence and other communications with individual Investor Class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Investor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class shares may be effected, and certain other matters pertaining to the Investor Class shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the Distributor of the gross amount of purchase and redemption orders for Investor Class shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Fund under the Administration Agreement, the Advisor receives a fee from each Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Investor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.


Prior to July 23, 2001, the Advisor received a fee from the Opportunity Fund II at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares.

THE FOLLOWING PARAGRAPH APPLIES ONLY TO THE OPPORTUNITY FUND II.
ADMINISTRATION AGREEMENT - ADVISOR CLASS


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the Distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares of the Fund under the Administration Agreement, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

The Fund paid the following administrative fees for the time periods indicated. From time to time, the Administrator may waive all or a portion of its administrative fee and may voluntarily absorb expenses for the Fund.

                                                                                              ADMINISTRATIVE FEE
      FISCAL YEAR ENDED           ADMINISTRATIVE FEE ($)        ABSORPTION($)                 AFTER  ABSORPTION ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Mid Cap Growth Fund II- Investor Class(1)

12/31/01(2)                              424,171                             0                        424,171
12/31/02                                 712,740                       310,596                        402,144
12/31/03                                 660,341                       301,701                        358,640

Multi Cap Value Fund II- Investor Class(1)

12/31/01(2)                               40,100                             0                         40,100
12/31/02                                  93,174                         7,038                         86,136
12/31/03                                  70,418                        49,535                         20,883

Opportunity Fund II- Investor Class(3)
12/31/01(2)                            1,657,427                     1,099,371                        558,056
12/31/02                               3,262,407                     2,293,968                        968,439
12/31/03                               2,799,113                     2,575,292                        223,821





Opportunity Fund II- Advisor Class(4)

12/31/01(5)                                3,809                             0                          3,809
12/31/02                                  69,979                             0                         69,979
12/31/03                                 159,774                             0                        159,774


(1) The Fund's common stock was designated as Investor Class shares on July 23, 2001.
(2)  For the five-month fiscal period ending December 31, 2001.
(3) The Fund's common stock was designated as Investor Class shares on July 12, 2001.
(4)  First offered on July 12, 2001.

(5) For the period of July 12, 2001 through December 31, 2001.


                             ADMINISTRATIVE SERVICES


From time to time the Fund and/or the Administrator may enter into arrangements under which certain administrative services may be performed by the insurance companies that purchase shares of the Fund. These administrative services may include, among other things, responding to ministerial inquiries concerning the Fund's investment objective, investment program, policies and performance, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses, and other communications regarding the Fund, and providing related services as the Fund or its shareholders may reasonably request. Depending on the arrangements, the Fund and/or Administrator or an affiliate may compensate such insurance companies or their agents directly or indirectly for the administrative services. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.


                                   DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a continuous basis. Shares are only offered and sold to the separate accounts of certain insurance companies. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. Certain sales charges may apply to the variable annuity or life insurance contract, which should be described in the prospectus of the insurance company's separate account. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.


The Investor Class and Advisor Class shares of each Fund are offered on a "no load" basis, which means the investor pays no up-front sales charges on the purchases of these shares. The Fund pays the Distributor an annual 12b-1 fee on Advisor Class shares. See "Distribution Plan" for more information.


Pursuant to a distribution plan adopted on behalf of the Advisor Class shares of the Opportunity Fund II ("12b-1 shares") in accordance with Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act, the Distribution Agreement for the 12b-1 shares of this Fund authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the 12b-1 shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares.

The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

THE FOLLOWING SECTION APPLIES TO THE ADVISOR CLASS SHARES OF THE OPPORTUNITY FUND II ONLY.
                                DISTRIBUTION PLAN


The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund and the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class. The Advisor and/or an affiliate, including the Distributor, may make payments from their own resources to brokers, financial advisors, or others for selling or servicing Fund shares.

The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments that the Distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the plan.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.


The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board , and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Such benefits might include access to new markets resulting in additional sales of the class of shares, greater potential for economies of scale, greater retention of assets in the class of shares, and the provision of shareholder support services by entities with whom shareholders have other relationships. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.


The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:


                                                                                              REMAINING 12B-1 FEES
                                                                                              USED TO PAY FOR
                                                                                              1) ADVERTISING AND
                                                                                              2) PRINTING AND
                                                                          12B-1 FEES          MAILING OF
                                                    COMPENSATION TO      RETAINED BY THE     PROSPECTUSES TO OTHER
                    GROSS 12B-1                      UNAFFILIATED         DISTRIBUTOR ($)(1)  THAN CURRENT
FISCAL YEAR ENDED     FEES ($)      ABSORPTIONS ($)  BROKER-DEALERS ($)                       SHAREHOLDERS ($)
------------------ ---------------- ---------------- -------------------- ------------------- ------------------------

Opportunity Fund II -  Advisor Class (1)

12/31/03               133,145          56,138             70,307                121                  56,409

     (1) First offered on July 12, 2001.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board, which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The  Advisor  may engage in  "step-out"  and  "give-up"  brokerage  transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.


When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.


The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in increased portfolio turnover, brokerage and custodial costs, and tax consequences to the client.

With  respect to the Fund's  foreign  equity  investing,  if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and administrative uncertainties.


The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.


From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.


"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.


Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the Advisor receives the full amount of securities ordered, the shares are allocated in accordance with the original orders placed with the trading desk. However, if the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated according to specific guidelines.

When the Advisor receives 75 percent or greater of the shares ordered, the securities are allocated pro rata based upon the total shares ordered for each account that originally placed orders with the trading desk. If the Advisor receives less than 75 percent of the shares ordered, the trading desk will allocate shares to each participating account in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management plus cash available for equity investment on the date the IPO is priced in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or pro rata based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.


The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

The Fund paid the following brokerage commissions for the time periods indicated:

                     FISCAL YEAR ENDED                                      BROKERAGE COMMISSIONS ($)
------------------------------------------------------------ ---------------------------------------------------------

Discovery Fund II


12/31/01                                                                            1,362,311
12/31/02                                                                              996,270
12/31/03                                                                              936,284

Mid Cap Grow th Fund II

12/31/01                                                                            4,632,966
12/31/02                                                                            3,986,578
12/31/03                                                                            2,021,415

Multi Cap V alue Fund II

12/31/01                                                                              77,879
12/31/02                                                                              108,657
12/31/03                                                                              98,636

Opportunity Fund II

12/31/01                                                                            3,077,299
12/31/02                                                                            2,863,093
12/31/03                                                                            1,805,718

Unless otherwise noted below, the Funds have not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or the ir parents.

REGULAR BROKER OR DEALER (OR PARENT) ISSUER                    VALUE OF SECURITIES OWNED AS OF DECEMBER 31,  2003

------------------------------------------------------------ ---------------------------------------------------------

Wachovia Corporation                                                         $13,650,870 (Opportunity Fund II)


The table below shows the following Fund's portfolio turnover rate for the last two fiscal periods.


FUND                                                DECEMBER 31,  2003    DECEMBER 31,  2002
------------------------------------------------- ---------------------- ----------------------
Discovery Fund II                                             292.6%(1)                 416.6%
Mid Cap Growth Fund II                                        261.4%(2)                 521.8%
Multi Cap Value Fund II                                        70.5%                     70.3%
Opportunity Fund II                                            55.7%                     69.0%

(1) The turnover rate for the Discovery Fund II for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because the Fund experienced lower market volatility.
(2) The turnover rate for the Mid Cap Growth Fund II for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because of a change in the management of the Fund and because the Fund experienced lower market volatility.


                                    CUSTODIAN

As custodian of the Funds' assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


The Fund has entered into an agreement for shareholder services with the Administrator, under which a fee is payable to the Administrator. This fee, although collected by the Administrator, is not retained by the Administrator, but rather is passed on to various third-party insurance companies that provide sub-transfer agent and dividend paying agent services to beneficial owners of Fund shares pursuant to an agreement between the Administrator and those insurance companies.


The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

                                      TAXES

GENERAL


The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must : (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that, at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) (1) of any one issuer or (2) of two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses ("Diversification Requirement"). From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to satisfy the Income and Diversification Requirements under the IRC.

If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the distributed portion of its investment company taxable income. In addition, the Fund will not be subject to federal income tax to the extent it distributes its "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss).

Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31 of the same calendar year, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax ("Excise Tax"). The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

In addition, the Fund must satisfy the diversification requirements of Section 817(h) of the IRC. In general, for a Fund to meet these investment diversification requirements, Treasury regulations require that no more than 55% of the total value of the assets of the Fund may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. With respect to the United States Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each governmental agency or instrumentality is generally treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter.

CAPITAL LOSS CARRYOVERS


For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When the Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired. As of December 31, 2003, the Funds in the table below had the following capital loss carryovers:


FUND                              CAPITAL LOSS CARRYOVER ($)      EXPIRATION DATE
--------------------------------- ------------------------------- --------------------

Strong Discovery II                     $4,885,779.48              2010
Strong Mid Cap Growth II              $311,291,827.10            2008-2010
Strong Multi Cap Value II               $3,690,921.77            2010-2011
Strong Opportunity II                 $177,351,845.39            2010-2011


DERIVATIVE INSTRUMENTS


The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection with derivative instruments. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.


For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

FOREIGN TRANSACTIONS


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income, the shareholder's proportionate share of those taxes paid by the Fund, and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.


USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m., Central Time ("CT"), each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each class of shares of a Fund is calculated by taking the value of the Fund's total assets attributable to that class, subtracting all of the Fund's liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.



Generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock Market are valued each business day using the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Other exchange- traded securities (generally foreign securities) are valued based on market quotations.

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and foreign exchange rates occur between the time at which they are determined and the close of trading on the NYSE. To consider if events materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the foreign investments will be fair valued by an independent pricing service each business day.

Debt securities may be valued by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a fair market price for a normal, institutional sized trading unit of a security. Such pricing models employ a number of factors in deriving a fair market price including trade data for the security and comparable securities, verifiable bid and ask quotation data for the security and comparable securities, and yield curve models of comparably rated securities. However, such pricing models cannot be applied to all debt securities. If inadequate trading data exists for a particular security (e.g., non-rated, high yield securities or thinly traded municipal securities), a pricing service may individually evaluate the fair market value of a security based on cash flow projections for the obligor, valuation of the obligor's assets and other more subjective market factors. Such individual security evaluations depend on the adequacy of current financial information and asset valuation data. Each pricing service does not utilize the same pricing methodology, market assumptions, yield curve models or definition of comparable securities. In addition, the fair market price evaluation made by a price service is not a guarantee that an individual security held by the Fund can be sold for that particular price in the markets at any particular time. For example, if a Fund's holding of a non-rated security is a large part of the entire issue or financial information on the obligor is stale or incomplete, the pricing service does not factor position size or quality of financial information in its pricing evaluations. If no readily available market quotations exist for a debt security, securities are valued by pricing services that utilize various pricing techniques to determine values for normal institutional-sized trading units of debt securities when such techniques are believed to more accurately reflect the value for such securities. If no pricing service price is available, the mean of at least two ask or bid quotations from brokers are used to determine the market value of debt securities (except in the case of debt securities which are not widely traded, when the bid quotation from one broker will determine the market price). Any securities or other assets for which such market prices are not readily available are valued as determined in good faith under the supervision of the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor or an affiliate determines that the value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument. The market price of debt securities may be overridden on the day the Fund has a sale of a debt security, under the guidelines established by the Board.


                       ADDITIONAL SHAREHOLDER INFORMATION

FEE WAIVERS


The Fund, the Advisor, and/or the Administrator may waive some or all fees.


REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

                                  ORGANIZATION

The Fund is a "Series" of a Wisconsin Corporation, as described in the chart below:

                                            Incorporation    Date Series    Date Class     Authorized        Par
               Corporation                      Date           Created       Created         Shares       Value ($)
------------------------------------------ ---------------- -------------- ------------- --------------- ------------
Strong Opportunity Fund II, Inc.(1)           12/28/90                                     Indefinite       .00001
 - Strong Opportunity Fund II
     Investor Class(2)                                                       12/28/90      Indefinite       .00001
     Advisor Class                                                           06/29/01      Indefinite       .00001
Strong Variable Insurance Funds, Inc.(3)      12/28/90                                     Indefinite       .00001
 - Strong Discovery Fund II                                    4/21/95                     Indefinite       .00001
     Investor Class(4)                                                       4/21/95
 - Strong Mid Cap Growth Fund II(5)                            4/21/95                     Indefinite       .00001
     Investor Class                                                          4/21/95
 - Strong Multi Cap Value Fund II(6)                          12/30/97                     Indefinite       .00001
     Investor Class                                                          12/30/97

(1) Prior to July 16, 1997, the Corporation's name was Strong Special Fund II, Inc.
(2) Prior to June 29, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(3) Prior to November 1, 1995, the Corporation's name was Strong Discovery Fund II, Inc.
(4) Prior to July 5, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(5)  Prior to April 29, 1999, the Fund's name was Strong Growth Fund II.
(6)  Prior to March 12, 2001, the Fund's name was Strong Schafer Value Fund II.

The Strong Discovery Fund II, the Strong Mid Cap Growth Fund II, and the Strong Multi Cap Value Fund II are diversified series of Strong Variable Insurance Funds, Inc., which is an open-end management investment company. The Strong Opportunity Fund II is a diversified series of Strong Opportunity Fund II, Inc., which is an open-end management investment company.



Each Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.


                              SHAREHOLDER MEETINGS


Wisconsin Business Corporation Law permits registered investment companies, such as each Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.




                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI, 53202, are the independent auditors for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Funds.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.   Schedules of Investments in Securities.
2.   Statements of Assets and Liabilities.
3.   Statements of Operations.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.
7.   Report of Independent Accountants.

                     APPENDIX - DEFINITION OF CREDIT RATINGS



                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


AAA
An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC , AND C

Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B

An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C

The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.


P
The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R

The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


N.R. Not rated.


                            MOODY'S LONG-TERM RATINGS



Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


AA

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.


BAA

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


BA

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B

Obligations rated B are considered speculative and are subject to high credit risk.


CAA

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                 FITCH RATINGS ("FITCH") NATIONAL CREDIT RATINGS


For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which in most, though not all, cases will be the sovereign state itself. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. Unlike local currency ratings, national ratings have little or no default history to draw on.


Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.


            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
`AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
`AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
`A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
`BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
`BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)

`B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.


CCC (XXX), CC (XXX), C (XXX)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.


A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA(xxx)' national rating category or to categories below `CCC (xxx)'.



                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


C
A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS


A Standard & Poor's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



           FITCH RATINGS ("FITCH") NATIONAL SHORT-TERM CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.


A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to an `F1(xxx)' rating class to denote relative status within the category.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                                       C-4
                      STRONG VARIABLE INSURANCE FUNDS, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

(a)      Articles of Incorporation dated July 31, 1996(3)
(a.1)    Amendment to Articles of Incorporation dated August 7, 1997(4)
(a.2)    Amendment to Articles of Incorporation effective April 9, 2001(6)
(a.3)    Amendment to Articles of Incorporation effective March 2, 2003
(b)      Bylaws dated October 20, 1995(2)
(b.1)    Amendment to Bylaws dated May 1, 1998(5)
(b.2)    Amendment to Bylaws dated April 5, 2001(6)
(b.3)    Amendment to Bylaws dated March 1, 2002(10)
(c)      Specimen Stock Certificate(1)
(d)      Amended and Restated Investment Advisory Agreement(8)
(e)      Distribution Agreement(6)
(f)      Inapplicable
(g)      Custodian and Remote Access Agreement(7)
(h)      Amended and Restated Transfer and Dividend Disbursing Agent
         Agreement(11)
(h.1)    Investor Class Shares Administration Agreement(9)
(i)      Opinion and Consent of Counsel  (Discovery  Fund II Investor  Class)(1)
(i.1)    Opinion and Consent of Counsel  (Mid Cap Growth Fund II Investor
         Class)(2)
(i.2)   Opinion and Consent of Counsel (Multi Cap Value Fund II)(4)
(j)      Consent of Independent Accountants
(k)      Inapplicable
(l)      Inapplicable
(m)      Inapplicable
(n)      Inapplicable
(p)      Code of Ethics for Access Persons dated November 8, 2002(12)
(p.1)    Code of Ethics for Non-Access Persons dated November 8, 2002(12)
(q)      Power of Attorney dated June 27, 2003(13)
(r)      Letter of Representation
--------------------------------------

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Registrant filed on or about April 21, 1992.

(2) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Registrant filed on or about July 7, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Registrant filed on or about April 25, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Registrant filed on or about September 26, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Registrant filed on or about March 2, 1999.

(6) Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Registrant filed on or about April 26, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Registrant filed on or about June 13, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 2001.

(9) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

(10) Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Registrant filed on or about April 12, 2002.

(11) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about May 17, 2002.

(12) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Registrant filed on or about November 15, 2002.

(13) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Registrant filed on or about June 27, 2003.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

         Registrant neither controls any person nor is under common control with any other person.

Item 25.  INDEMNIFICATION

         Officers and directors of the Fund and Strong Financial Corporation and its subsidiaries, including the Fund's advisor and underwriter, are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. The Funds and each director of the Funds who is not an "interested person" of the Funds or their advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") have also entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a director of the Fund. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"),
Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

                  SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
         180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                  SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                  SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                  SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The information contained under "Who are the Fund's investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," "Subadvisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

         (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Equity Funds II, Inc., Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong Income Trust; Strong International Equity Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; and Strong Short-Term Municipal Bond Fund, Inc.


         (b)

Name and Principal                          Positions and Offices               Positions and Offices
BUSINESS ADDRESS                            WITH UNDERWRITER                    WITH FUND
----------------------------------------------------------------------------------------------------------

David A. Braaten                            Director and President              none
100 Heritage Reserve
Menomonee Falls, WI  53051

Anthony J. D'Amato                          Executive Vice President            none
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                            Secretary and                       Vice President and Secretary
100 Heritage Reserve                        General Counsel
Menomonee Falls, WI  53051

Jahn Hanshaft                               Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Randy Henze                                 Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Dana J. Russart                             Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Mark S. Georg                               Compliance Director                 none
100 Heritage Reserve
Menomonee Falls, WI  53051





Thomas M. Zoeller                           Chief Financial Officer            Vice President
100 Heritage Reserve                        and Treasurer
Menomonee Falls, WI  53051

Kevin J. Scott                              Assistant Treasurer                 none
100 Heritage Reserve
Menomonee Falls, WI  53051

         (c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts,  books, or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President and Secretary, Richard W. Smirl, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 30th day of April, 2004.

                                  STRONG VARIABLE INSURANCE FUNDS, INC.
                                  (Registrant)


                                  By: /s/ Richard W. Smirl
                                 ----------------------------------------------
                                Richard W. Smirl, Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

                     NAME                                          TITLE                           DATED AS OF

                                                Vice President (Principal Executive
/s/ Thomas M. Zoeller                           Officer)                                        April 30, 2004
-----------------------------------------------
Thomas M. Zoeller

                                                Treasurer (Principal Financial and
/s/ John W. Widmer                              Accounting Officer)                              April 30, 2004
-----------------------------------------------
John W. Widmer


                                                Director                                         April 30, 2004
-----------------------------------------------
Willie D. Davis*


                                                Director                                         April 30, 2004
-----------------------------------------------
William F. Vogt*


                                                Director                                         April 30, 2004
-----------------------------------------------
Stanley Kritzik*


                                                Director                                         April 30, 2004
-----------------------------------------------
Neal Malicky*


                                                Director                                         April 30, 2004
-----------------------------------------------
Gordon Greer*

* Richard W. Smirl signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A.


                                           By: /s/ Richard W. Smirl
                                           ------------------------------------
                                           Richard W. Smirl

                                  EXHIBIT INDEX

                                                                                                    EDGAR
  EXHIBIT NO.                                   EXHIBIT                                          EXHIBIT NO.
  -----------                                   -------                                          -----------

(j)                                   Consent of Independent Accountants                          EX-99.j

(r)                                   Letter of Representation                                    EX-99.r
